THE LAZARD FUNDS, INC.

Lazard Global Equity Select Portfolio

Lazard International Equity Select Portfolio

Supplement to Current Prospectus

Lazard Global Equity Select Portfolio

The following replaces the table in "Summary Section—Lazard Global Equity Select Portfolio—Fees and Expenses" in the Prospectus:

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	.65%	.65%	.65%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.28%	1.75%	.28%	**
Total Annual Portfolio Operating Expenses	.93%	2.65%	.93%
Fee Waiver and/or Expense Reimbursement***	.03%	1.50%	.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.90%	1.15%	.85%

* Restated to reflect current management fee.

** "Other Expenses" are based on estimated amounts for the current fiscal year, using "Other Expenses" for Institutional Shares from the last fiscal year.

*** Reflects a contractual agreement by Lazard Asset Management LLC (the "Investment Manager") to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020, to the extent Total Annual Portfolio Operating Expenses exceed .90%, 1.15% and .85% of the average daily net assets of the Portfolio's Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund's Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

The following replaces the table in "Summary Section—Lazard Global Equity Select Portfolio—Example" in the Prospectus:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 92	$ 293	$ 512	$ 1,140
Open Shares	$ 117	$ 681	$ 1,271	$ 2,872
R6 Shares	$ 87	$ 288	$ 507	$ 1,136

Lazard International Equity Select Portfolio

The following replaces the table in "Summary Section—Lazard International Equity Select Portfolio—Fees and Expenses" in the Prospectus:

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	.65%	.65%	.65%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.30%	.83%	.30%	**
Acquired Fund Fees and Expenses	.01%	.01%	.01%
Total Annual Portfolio Operating Expenses	.96%	1.74%	.96%
Fee Waiver and/or Expense Reimbursement***	.05%	.58%	.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement****	.91%	1.16%	.86%

* Restated to reflect current management fee.

** "Other Expenses" are based on estimated amounts for the current fiscal year, using "Other Expenses" for Institutional Shares from the last fiscal year.

*** Reflects a contractual agreement by Lazard Asset Management LLC (the "Investment Manager") to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2020 to the extent Total Annual Portfolio Operating Expenses exceed .90%, 1.15% and .85% of the average daily net assets of the Portfolio's Institutional Shares, Open Shares and R6 Shares, respectively, and from May 1, 2020 to May 1, 2029, to the extent Total Annual Portfolio Operating Expenses exceed 1.15%, 1.40% and 1.10% of the average daily net assets of the Portfolio's Institutional Shares, Open Shares and R6 Shares, respectively. All limitations on Total Annual Portfolio Operating Expenses are exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund's Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

**** Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are .90%, 1.15% and .85% of the Portfolio's Institutional Shares, Open Shares and R6 Shares, respectively.

The following replaces the table in "Summary Section—Lazard International Equity Select Portfolio—Example" in the Prospectus:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 93	$ 301	$ 526	$ 1,173
Open Shares	$ 118	$ 420	$ 743	$ 1,659
R6 Shares	$ 88	$ 296	$ 521	$ 1,169

The following replaces any contrary information in the first table in "Fund Management—Investment Manager" in the Prospectus:

Name of Portfolio	Investment Management Fee Payable	Effective Annual Rate of Investment Management Fee Paid

Global Equity Select Portfolio	.65%	.75%	*
International Equity Select Portfolio	.65%	.73%	*

* The effective rate paid in fiscal year 2018 is higher than the investment management fee payable because of a reduction in the management fee during or following the end of fiscal year 2018.

The following replaces any contrary information in the second table in "Fund Management—Investment Manager" in the Prospectus:

Name of Portfolio	Institutional Shares	Open Shares	R6 Shares
Global Equity Select Portfolio	.90%	1.15%	.85%
International Equity Select Portfolio*	.90%	1.15%	.85%

* This agreement will continue in effect until May 1, 2020 and from May 1, 2020 through May 1, 2029, at levels of 1.15%, 1.40% and 1.10% of the average daily net assets of the Portfolio's Institutional Shares, Open Shares and R6 Shares, respectively.

Dated: October 1, 2019